 Exhibit 3.1
BY-LAWS
OF
WHITNEY HOLDING CORPORATION

Section 1.                      Meetings of the Board of Directors of the Corporation may be held by means of conference telephone or similar communications equipment.  Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting, and may be given in writing, by telecopier, telephone or other means of electronic transmission, including e-mail.  The notice of a special meeting of the Board of Directors need not specify the purpose of the special meeting.

Section 2.

A.           Without limiting in any way the indemnification by the Corporation of persons as provided in its charter and the existing applicable law, the Corporation shall have authority to indemnify persons in accordance with Louisiana Revised Statutes 12:83 as it may from time to time become amended, supplemented or replaced.

B.           The Corporation shall have authority to procure or maintain insurance or other similar arrangement in accordance with Louisiana Revised Statutes 12:83(F) and (G) as they may from time to time become amended, supplemented or replaced.

Section 3.                      The Corporation may issue stock certificates signed by the Chief Executive Officer and Secretary of the Corporation. In addition to the Chief Executive Officer and Corporate Secretary of the Corporation, the President, any Vice President and any Assistant Corporate Secretary, respectively, of the Corporation may sign the Corporation’s stock certificates. All stock certificates representing shares of the Corporation’s stock, whether currently outstanding or that may be issued in the future, may bear facsimile signatures of the Corporation’s Chief Executive Officer and Secretary, or other authorized officers, provided such certificates are or have been countersigned by a transfer agent or registrar other than the Corporation itself or an employee of the Corporation.

Section 4.                      There shall be a standing committee of the Corporation, appointed by the Board of Directors, to be known as the Executive Committee, consisting of the Chairman of the Board, the President, and such other Directors as may be appointed from time to time, each to serve a 12 months’ term, four (4) members of which shall constitute a quorum for the transaction of business. This committee shall have power to direct and transact all business of the Corporation, which properly might come before the Board of Directors, except such as the Board only, by law, is authorized to perform. The Executive Committee shall report its actions in writing at each regular meeting of the Board of Directors, which shall approve or disapprove the report and record such action in the minutes of the meeting.

The Board shall appoint Audit, Nominating and Compensation Committees and may appoint such other committees as it deems advisable. The Board may define the composition, powers, and duties of such committees by adopting committee charters or resolutions.

Section 5.

A.           Directors shall retire from the Board of the Corporation upon the earlier occurrence of either of the following events:

1.           Upon attainment of the Director’s 72nd birthday. A Director shall retire effective the date of the annual meeting of shareholders following his or her 72nd birthday.

2.           Upon the Director’s resignation or retirement from the principal business enterprise by which he or she was employed when he or she became a Director (“principal business enterprise”). A Director shall retire from the Board effective the date of the annual meeting of shareholders following the expiration of a one-year period beginning with his or her resignation or retirement from his or her principal business enterprise, unless the Director meets both of the following requirements:

a.           He or she has assumed a prominent role in a business or community organization during the one-year period; and

b.           Both the Director’s role and the organization’s status in a significant Whitney market satisfy the Corporation’s customary requirements for the nomination of a new Director.

B.           Neither event set forth in Section 5A shall require (i) the retirement at any time of any Director who, on October 26, 1994, had already achieved the age of 70 or had already resigned or retired from his or her principal business enterprise or (ii) the retirement prior to the end of his or her term of any Director who, on July 22, 1998, had already achieved the age of 70 or had already resigned or retired from his or her principal business enterprise.

Section 6.

A.           Except as otherwise provided in this Section 6, the Chairman of the Board, and in his or her absence or disability, then the Chief Executive Officer, and in the absence or disability of the Chief Executive Officer, then the President, shall preside at every shareholders’ meeting (and any adjournment thereof) as its chairman, if any one of them is present and willing to serve.  If neither the Chairman of the Board nor the Chief Executive Officer nor the President is present and willing to serve as chairman of the meeting, and if neither the Chairman of the Board nor the Chief Executive Officer nor the President has designated another person who is present and willing to serve, then a majority of the Directors present at the meeting shall be entitled to designate a person to serve as chairman.  If no Director is present at the meeting or if a majority of the Directors who are present cannot be established, then a chairman of the meeting shall be selected by a majority vote of the shares present at the meeting that would be entitled to vote in an election of directors.  The chairman of the meeting may designate other persons to assist with the meeting.

B.           The Board of Directors may adopt by resolution such rules and regulations for the conduct of a meeting of shareholders as it shall deem appropriate.  Subject to such rules and regulations as the Board may adopt, at any meeting of shareholders, the chairman of the meeting may establish the rules of order and procedures governing the conduct of business at such meeting, and do all such acts as, in the judgment of the chairman, are appropriate for the proper conduct of such meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairman of any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, the chairman of the meeting shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.  The chairman of the meeting may adjourn any meeting of shareholders from time to time, whether or not there is a quorum of shareholders present.

Section 7.                      Any vacancy on the Board of Directors resulting from the death, resignation, disqualification, or removal of any Director, or from an increase in the number of Directors, shall be filled only by a vote of the majority of the directors then in office, although it may be less than a quorum.

Section 8.

A.           No person may be nominated for election, or be elected, as a director at any annual meeting of shareholders unless (1) the nomination has been or is being made pursuant to a recommendation or approval of the Board of Directors of the Corporation or a properly constituted committee of the Board of Directors previously delegated authority to recommend or approve nominees for director or (2) the person is nominated by a shareholder of the Corporation who is entitled to vote for the election of the nominee at the subject meeting and the nominating shareholder complies with the notice procedures set forth in this Section 8A and Section 8C.  Clause (2) of this Section 8A shall be the exclusive means for a shareholder to make nominations before an annual meeting of shareholders.  For a person to be nominated by a shareholder for election as a director, the shareholder must give timely notice of the nomination in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice of such nomination must be delivered or mailed to and received at the principal offices of the Corporation not less than 120 nor more than 150 calendar days before the first anniversary of the date of the Corporation’s previous year’s annual meeting; provided, that if no annual meeting was held in the previous year or the date of the annual meeting has been established to be more than 30 calendar days earlier than or 60 calendar days after the anniversary of the previous year’s annual meeting, notice by the shareholder, to be timely, must be so received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting.  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Corporation.  The chairman of the meeting shall have the discretion to declare to the meeting that any director nomination proposed by a shareholder to be considered at the meeting is out of order and that such nominee(s) shall not be voted on at the meeting if the chairman concludes that such nominations have been made in a manner inconsistent with this Section 8.  In no event shall an adjournment of a meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 8.

B.           No person may be nominated for election, or be elected, as a director at any special meeting of shareholders unless (1) the Corporation’s notice of meeting states that directors shall be elected at such special meeting, and (2) either (A) the nomination has been or is being made pursuant to a recommendation or approval of the Board of Directors of the Corporation or a properly constituted committee of the Board of Directors previously delegated authority to recommend or approve nominees for director or (B) the person is nominated by a shareholder of the Corporation who is entitled to vote for the election of the nominee at the subject meeting and the nominating shareholder complies with the notice procedures set forth in this Section 8B and Section 8C.  Clause (2)(B) of this Section 8B shall be the exclusive means for a shareholder to make nominations before a special meeting of shareholders.  For a person to be nominated by a shareholder for election as a director, the shareholder must give timely notice of the nomination in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice of such nomination must be delivered or mailed to and received at the principal offices of the Corporation not later than the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

C.           A shareholder’s notice given pursuant to Section 8A or 8B shall specify (i) as to each person whom the shareholder proposes to nominate for election as a director (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made (A) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner; (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner; (C) a description of any agreement, arrangement or understanding with respect to the nomination between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder or such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to securities of the Corporation; (E) a representation that such shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination; (F) a representation whether such shareholder or such beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or (2) otherwise to solicit proxies from shareholders in support of such nomination, and (G) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.  Without limiting the foregoing, the information required by clauses (ii)(B), (C) and (D) of this Section 8C shall be updated by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such information as of the record date.

Section 9.

A.           Notwithstanding anything to the contrary in these Bylaws, the only business that may be conducted at an annual meeting of shareholders shall be business proposals brought before the meeting (a) by or at the direction of the Board of Directors prior to the meeting or (b) by a shareholder of the Corporation who is entitled to vote with respect to the business proposal and who complies with the notice procedures set forth in this Section 9A and Section 9C.  For a business proposal to be brought properly before an annual meeting by a shareholder, the shareholder must have given timely notice of the business proposal in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal offices of the Corporation not less than 120 nor more than 150 calendar days before the first anniversary of the date of the Corporation’s previous year’s annual meeting; provided, that if no annual meeting was held in the previous year or the date of the annual meeting has been established to be more than 30 calendar days earlier than or 60 calendar days after the anniversary of the previous year’s annual meeting, notice by the shareholder, to be timely, must be so received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting.  The foregoing notice requirements set forth in this Section 9A shall be deemed satisfied by a shareholder if the shareholder has notified the Corporation of his or her intention to present a business proposal at an annual meeting in compliance with Rule 14a-8 promulgated under the Exchange Act and such shareholder’s business proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.  The chairman of the meeting shall have the discretion to declare to the meeting that any business proposed by a shareholder to be considered at the meeting is out of order and that such business shall not be transacted at the meeting if (1) the chairman concludes that the matter has been proposed in a manner inconsistent with this Section 9A and 9C or (2) the chairman concludes that the subject matter of the proposed business is inappropriate for consideration by the shareholders at the meeting.  In no event shall an adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 9A and 9C.

B.           Notice of the time, place, and purpose of any special meeting of shareholders shall be given only by the Corporation and the only business that may be transacted at any special meeting of shareholders shall be that proposed in the Corporation’s notice of such special meeting.  For a shareholder to cause a business proposal to be included in the Corporation’s notice of a special meeting and to be brought properly before a special meeting, a shareholder must provide notice to the Secretary of the Corporation in compliance with the requirements of Section 9C.  Notwithstanding anything in these Bylaws to the contrary, no provision of this Section 9B shall affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act.

C.           A shareholder’s notice given pursuant to Section 9A or 9B shall specify: (i)(A) a brief description of each business proposal the shareholder proposes to be brought before the meeting; (B) the text of the business proposal (including the text of any resolutions proposed for consideration and in the event that such business proposal includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment); (C) the reasons for considering such business proposal at the meeting and (D) any material interest in such proposed business of the shareholder (and each beneficial owner, if any, on whose behalf the proposal is being made); and (ii) as to the shareholder providing the notice and each beneficial owner, if any, on whose behalf the proposal is being made, (A) the name and address of such shareholder, as it appears on the Corporation’s books, and of such beneficial owner; (B) the series or class and number of shares of the Corporation’s capital stock that are owned beneficially and of record by such shareholder; (C) a description of any agreement, arrangement or understanding with respect to the proposal or business between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such shareholder or such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to securities of the Corporation; (E) a representation that such shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to propose such business; (F) a representation whether such shareholder or such beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or (2) otherwise to solicit proxies from shareholders in support of such proposal; and (G) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.  Without limiting the foregoing, the information required by clauses (ii)(B), (C), and (D) of this Section 9C shall be updated by such shareholder and such beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such information as of the record date.

Section 10.  Except as otherwise prohibited by law, these Bylaws may be amended, altered, changed or repealed (1) by the Board of Directors of the Corporation or (2) by at least two-thirds of the votes entitled to be cast by outstanding shares of voting stock of the Corporation voting together as a single voting group (provided that if any such amendment, alteration, change or repeal is unanimously recommended to the shareholders by the Board of Directors of the Corporation, such amendment, alteration, change or repeal may be approved by a majority of votes actually cast at a meeting at which a quorum is present).

Effective October 27, 2010